SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement                                        [ ]  Confidential,  For  Use of  the  Commission
[X]  Definitive proxy statement                                              only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                                EQUITY ONE, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                                EQUITY ONE, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
      [X]  No fee required.
      [ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

--------------------------------------------------------------------------------
     (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)   Total fee paid:

--------------------------------------------------------------------------------
      [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

--------------------------------------------------------------------------------
     (1)   Amount previously paid:

--------------------------------------------------------------------------------
     (2)   Form, schedule or registration statement no.:

--------------------------------------------------------------------------------
     (3)   Filing party:

--------------------------------------------------------------------------------
     (4)   Date Filed:

--------------------------------------------------------------------------------

                                EQUITY ONE, INC.
                    1600 N.E. MIAMI GARDENS DRIVE, SUITE 200
                        NORTH MIAMI BEACH, FLORIDA 33179

                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 23, 2000

                               -------------------


To the Stockholders of EQUITY ONE, INC.:

         Equity One, Inc. will hold its 2000 Annual Meeting of Stockholders at the Courtyard Marriott Hotel, 2825 N.E. 191st Street, Aventura, Florida 33180, on Friday, June 23, 2000, at 10:00 a.m., local time, to:

         /bullet/ Elect one Director to hold office until Equity One's 2002
                  Annual Meeting of Stockholders and elect two Directors to hold office until Equity One's 2003 Annual Meeting of Stockholders;

         /bullet/ Approve and ratify Equity One's 2000 Executive Incentive
                  Compensation Plan; and

         /bullet/ Transact such other business as may properly come before the Annual Meeting.

         If you own shares of Equity One common stock as of the close of business on May 5, 2000 (the "Record Date"), you can vote those shares by proxy or at the meeting.

                                            By Order of the Board of Directors


                                            ALAN J. MARCUS
                                            SECRETARY

North Miami Beach, Florida
May 19, 2000

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES WILL BE REPRESENTED. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                       2000 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                EQUITY ONE, INC.

                              ---------------------

                                 PROXY STATEMENT

                              ---------------------


         The Board of Directors of Equity One, Inc., a Maryland corporation ("Equity One"), is soliciting proxies from the holders of Equity One's common stock, par value $.01 per share (the "Common Stock"), to be voted at the 2000 Annual Meeting of Stockholders of Equity One to be held at the Courtyard Marriott Hotel, 2825 N.E. 191st Street, Aventura, Florida 33180, on June 23, 2000 at 10:00 a.m., local time, or at any adjournment(s) or postponement(s) thereof (the "Annual Meeting"). We are sending this Proxy Statement in connection with the proxy solicitation.

         Equity One is making its first mailing of this Proxy Statement and the enclosed form of proxy on May 19, 2000. You should review the information provided herein in conjunction with Equity One's 1999 Annual Report, which accompanies this Proxy Statement. Equity One's principal executive office is currently located at 1600 N.E. Miami Gardens Drive, Suite 200, North Miami Beach, Florida 33179, and its telephone number is (305) 947-1664.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of Equity One's Board of Directors. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with Equity One's Secretary at Equity One's headquarters a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by Equity One at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by Equity One. In addition to the use of mail, employees of Equity One may solicit proxies personally and by telephone. Equity One's employees will receive no compensation for soliciting proxies other than their regular salaries. Equity One may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. Equity One may reimburse such persons for their expenses in so doing.

                             PURPOSES OF THE MEETING

         At the Annual Meeting, Equity One's stockholders will consider and vote upon the following matters:

         (1) The election of one director for the term expiring at the 2002 Annual Meeting of Stockholders and two directors for terms expiring at the 2003 Annual Meeting of Stockholders, or until their respective successors are duly elected and qualified;

         (2) The approval and ratification of Equity One's 2000 Executive Incentive Compensation Plan; and

         (3) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

         Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted FOR the election of the one nominee for Class I director and the two nominees for Class II directors named below and FOR the approval and ratification of the 2000 Executive Incentive Compensation Plan. In the event a stockholder specifies a different choice by means of the enclosed proxy, his or her shares will be voted in accordance with the specification so made. The Board of Directors does not know of any other matters that may be brought before the Annual Meeting nor does it foresee or have reason to believe that proxy holders will have to vote for substitute or alternate nominees. In the event that any other matter should come before the Annual Meeting or any nominee is not available for election, the persons named in the enclosed Proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matters in accordance with their best judgment.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

WHO CAN VOTE

         Only stockholders of record at the close of business on May 5, 2000 will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof. On that date, there were 11,683,842 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting.

GENERAL INFORMATION ON VOTING

         Each share of Common Stock is entitled to one vote on each matter submitted to stockholders for approval at the Annual Meeting. Stockholders do not have the right to cumulate their votes for directors.

         In order for business to be conducted, a quorum must be represented at the meeting. A quorum is 50% of the shares entitled to vote. The election of the director nominees must be approved by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Annual Meeting. If less than a majority of outstanding shares entitled to vote are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

         Prior to the Annual Meeting, Equity One will select one or more inspectors of election for the meeting. Such inspector(s) shall determine the number of shares of Common Stock represented at the meeting, the existence of a quorum and the validity and effect of proxies, and shall receive, count and tabulate ballots and votes and determine the results thereof.

         Pursuant to Maryland law, abstentions and broker non-votes are counted as present for purposes of determining the presence of a quorum. However, abstentions are treated as present and entitled to vote, but are not counted as votes cast "for" or "against" any matter. A broker non-vote on a matter is considered not entitled to vote on that matter and thus is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved or whether a plurality of the shares present and entitled to vote has been voted.

         A list of stockholders entitled to vote at the Annual Meeting will be available at Equity One's principal executive offices, 1600 N.E. Miami Gardens Drive, Suite 200, North Miami Beach, Florida 33179, for a period of ten days prior to the Annual Meeting and at the Annual Meeting itself for examination by any stockholder. On or about June 1, 2000 Equity One will relocate its principal executive offices to 1696 N.E. Miami Gardens Drive, North Miami Beach, Florida 33179.

                               SECURITY OWNERSHIP

         The following table sets forth, as of April 24, 2000, the number of shares of Common Stock of Equity One which were owned beneficially by (i) each person who is known by Equity One to own beneficially more than 5% of its Common Stock, (ii) each director and nominee for director, (iii) the Named Executive Officers (as defined in "Executive Compensation") and (iv) all directors and executive officers of Equity One as a group:

                  NAME AND ADDRESS OF                       AMOUNT AND NATURE OF       PERCENTAGE OF OUTSTANDING
                  BENEFICIAL OWNER(1)                    BENEFICIAL OWNERSHIP(2)(3)          SHARES OWNED
----------------------------------------------------     --------------------------    -------------------------
Chaim Katzman(4)....................................             8,411,817                        72.0%
Gazit-Globe (1982) Ltd.(5)..........................             7,714,289                        66.0%
M.G.N. (USA), Inc...................................             3,437,019                        29.4%
Gazit (1995), Inc...................................             3,188,067                        27.3%
Doron Valero(6).....................................               512,365                         4.4%
Howard M. Sipzner...................................                 7,613                          *
Randy Flick.........................................                 7,500                          *
Ronald Chase........................................                 5,000                          *
Robert Cooney.......................................                 5,000                          *
Noam Ben-Ozer.......................................                 2,002                          *
Alan J. Marcus......................................                 2,002                          *
Shaiy Pilpel........................................                 2,000                          *

All  executive  officers and directors of Equity One as          8,955,299                        76.6%
   a group (9 persons)..............................
------------------------------

*        Represents ownership of less than 1.0%
(1)      Unless otherwise indicated, the address of each beneficial owner is Equity One, Inc., 1600 N.E. Miami
         Gardens Drive, Suite 200, North Miami Beach, Florida 33179.
(2)      A person is deemed to be the beneficial owner of securities that can be acquired by such persons within
         60 days from the date hereof upon the exercise of options and warrants or purchasable pursuant to an executory contract to acquire Common Stock. Each beneficial owner's percentage ownership is determined by assuming that options and warrants and shares purchasable under an executory contract that are held by such person (but not those held by any other person) and that are exercisable or purchasable within
         60 days from the date hereof have been exercised or purchased. For purposes of this table, a beneficial owner of securities includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares (i) voting power which includes the power to vote, or direct the voting of, such security and/or (ii) investment power which includes the power to dispose, or to direct the disposition of, such security.
(3)      Unless otherwise noted, Equity One believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(4)      Includes (i) 3,188,067 shares of Common Stock owned by Gazit (1995), Inc. ("Gazit (1995)") which Mr.
         Katzman may be deemed to control; (ii) 3,437,019 shares of Common Stock of M.G.N. (USA), Inc. ("M.G.N.")
         which Mr. Katzman may be deemed to control; (iii) 1,089,203 shares of Common Stock owned by Gazit-Globe
         (1982) Ltd. ("Gazit-Globe (1982)"); (iv) 344,850 shares of Common Stock owned by Mr. Katzman; (v)
         287,984 shares of Common Stock issuable to Mr. Katzman under the 1995 Stock Option Plan, which options are currently exercisable and (vi) 64,694 shares of common stock for which Mr. Katzman is custodian for his minor children.
(5)      Includes (i) 1,089,203 shares of Common Stock owned by Gazit-Globe (1982), (ii) 3,437,019 shares of
         Common Stock owned by M.G.N. and (iii) 3,188,067 shares of Common Stock owned by Gazit (1995).
(6)      Includes (i) 297,018 shares of Common Stock owned by Mr. Valero, (ii) 215,347 shares of Common Stock upon the exercise of options granted to Mr. Valero under the 1995 Stock Option Plan, which Options are currently exercisable.

                              ELECTION OF DIRECTORS

         Equity One's Board of Directors is divided into three classes: Class I, Class II and Class III. Each director serves for a term ending at the third annual meeting of stockholders following the annual meeting at which he was elected, except that any director appointed by the Board of Directors serves, subject to election by the stockholders at the next annual meeting after appointed, for a term ending at the annual meeting of stockholders at which the term of the class to which the director was appointed ends. Each director serves until his successor is elected and qualified or until his or her earlier death, resignation or removal.

         At this meeting, directors in two classes have been nominated. Ronald
S. Chase has been nominated as a Class I director for the term expiring at the 2002 Annual Meeting. The abbreviated term is to balance the classes following the retirement of a Class I director after the 1999 Annual Meeting. Chaim Katzman and Doron Valero have been nominated as Class II directors for terms expiring at the 2003 Annual Meeting.

         Information is provided below with respect to the one nominee for Class I director, the two nominees for Class II directors, as well as those other directors whose terms will continue after the 2000 Annual Meeting.

         Each director nominee now serves as a director of Equity One. The Board of Directors has no reason to believe that such nominees will refuse or be unable to accept election; however, in the event that any nominee is unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for such other persons as may be designated by the Board of Directors.

                                   MANAGEMENT

EXECUTIVE OFFICERS AND DIRECTORS

         The executive officers and directors of Equity One are as follows:

                        NAME                             AGE                     POSITION
--------------------------------------------------       ---    ---------------------------------------
Chaim Katzman.....................................       50     Chairman of the Board, President, Chief
                                                                    Executive Officer
Doron Valero......................................       43     Senior Vice President,  Chief  Operating  Officer
                                                                    and Director
Howard M. Sipzner.................................       38     Chief Financial Officer
Alan J. Marcus....................................       43     Secretary
Noam Ben-Ozer.....................................       35     Director
Robert L. Cooney..................................       65     Director
Ronald Chase......................................       54     Director
Shaiy Pilpel......................................       48     Director

NOMINEES FOR ELECTION - CLASS I DIRECTOR (TERM TO EXPIRE IN 2002) AND CLASS II DIRECTORS (TERM TO EXPIRE IN 2003)

CLASS I DIRECTOR (TERM TO EXPIRE IN 2002)

         RONALD S. CHASE has served as a director of Equity One since 1998. Mr. Chase has been the President and owner of Chase Holdings & Advisory Services, Inc., which provides financial advisory services to corporations and litigation attorneys, since June 1991. In addition, Mr. Chase is the owner and has served as President of each of RSC Development, Inc., a residential developer, and CFAT H20, Inc., a water treatment facility, both of which are located in Ocala, Florida, since approximately November 1993. Mr. Chase is a certified public accountant who formerly served as Managing Partner of Deloitte & Touche, LLP. Mr. Chase has served as a director of Capital Factors Holding, Inc., a publicly traded company, and Capital Factors, Inc., since September 1992, and as a director of Union Planters Bank of Florida, formerly Capital Bank, since July 1993. Mr. Chase received his B.S. in Business Administration from the University of California in 1965.

CLASS II DIRECTORS (TERM TO EXPIRE IN 2003)

         CHAIM KATZMAN has served as President, Chairman of the Board and Chief
(1995) Executive Officer and a director of Equity One since its formation in 1992, and has been involved in the purchase, development and management of commercial and residential real estate in the southeastern United States since 1980. Mr. Katzman received an LL.B. from Tel Aviv University Law School in 1973. In 1991, Mr. Katzman purchased the controlling interest of Gazit (1995). Mr. Katzman has served as Chairman of the Board and Chief Executive Officer of Gazit
(1995) since May 1991 and remains its largest stockholder and has served as a director of Gazit-Globe (1982) since 1994 and its Chairman since 1998. A licensed real estate broker in Florida, Mr. Katzman is a member of NAREIT and the ICSC.

         DORON VALERO has served as Senior Vice President, Chief Operating Officer and a director of Equity One since 1994. Mr. Valero manages Equity One's portfolio of properties and is also responsible for the development of new properties. Prior to joining Equity One, Mr. Valero served as President and Chief Executive Officer of Global Fund Investment, Inc., a real estate investment and management company, from 1990 to 1993. A licensed mortgage broker in Florida, Mr. Valero is a member of NAREIT and ICSC. Mr. Valero received a B.S.E. from Nova University in 1986.

CONTINUING BOARD MEMBERS

CLASS III DIRECTORS (TERM TO EXPIRE IN 2001)

         NOAM BEN-OZER has been a director of Equity One since 1996. Mr. Ben-Ozer obtained an M.B.A. from Harvard University in 1994, and has served as a consultant for Bain & Company since 1994. From 1993 to 1994 Mr. Ben-Ozer served as an outside consultant to Lemout & Hauspie Speech Products. Mr. Ben-Ozer is a certified public accountant in Israel.

         ROBERT L. COONEY was elected as a director in November 1997. Mr. Cooney served as a Managing Director of Equity Capital Markets of Credit Suisse First Boston Corporation from 1978 to 1996. Mr. Cooney obtained an M.B.A. from Harvard University in 1962 and a B.S. from College of the Holy Cross in 1956. Mr. Cooney has over 35 years experience in capital markets and investment banking.

CLASS I DIRECTOR (TERM TO EXPIRE IN 2002)

         DR. SHAIY PILPEL has served as a director of Equity One since 1996. Dr. Pilpel heads the trading operation at Wexford Management, an investment firm. From 1995 to 1996, Dr. Pilpel was a managing director of Canadian Imperial Bank of Commerce where he headed the Mortgage Arbitrage and Quantitative Strategies proprietary trading group, and prior thereto, a portfolio manager for Steinhardt Partners. Dr. Pilpel received a B.S. in mathematics and B.A. in philosophy from Tel Aviv University, an M.Sc. in mathematics from the Hebrew University in Jerusalem, a Ph.D. in Statistics from the University of California at Berkeley and an M.B.A. from Columbia University.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         During the fiscal year ended December 31, 1999, Equity One's Board of Directors held two meetings. Each director of Equity One attended at least 75% of the aggregate of (i) the number of the meetings of the Board which were held during the period that such person served on the Board and (ii) the number of meetings of committees of the Board of Directors held during the period that such person served on such committee.

         Equity One has three committees: the Executive Committee, the Audit and Review Committee and the Compensation Committee. Equity One does not have a nominating committee.

         The Executive Committee is authorized to perform all functions which may be lawfully delegated by the Board of Directors, provided, however, that the Executive Committee can only act based on a unanimous vote and that the Executive Committee may only approve acquisitions of property similar to that in Equity One's portfolio requiring an initial equity investment of up to $15.0 million and acquisitions of vacant land having an initial equity investment of up to $5.0 million in the aggregate. The Executive Committee is comprised of Chaim Katzman, Doron Valero and Ronald Chase. The Executive Committee met two times during the year ended December 31, 1999, and took action four additional times by unanimous written consent.

         The Audit and Review Committee is currently composed of Shaiy Pilpel, Robert Cooney and Ronald Chase. The Audit Committee's functions include recommending to the Board of Directors the engagement of Equity One's independent certified public accountants, reviewing with such accountants the plan and results of their audit of Equity One's financial statements and determining the independence of such accountants. The Audit and Review Committee met two times during the year ended December 31, 1999.

         The Compensation Committee is currently comprised of Shaiy Pilpel, Robert Cooney and Ronald Chase. The Compensation Committee's functions consist of administering Equity One's 1995 Stock Option Plan (the "Plan"), recommending and approving grants of stock options under the Plan, and recommending, reviewing and approving the salary and fringe benefits policies of Equity One, including compensation of executive officers of Equity One. The Compensation Committee met two times during the year ended December 31, 1999.

DIRECTORS' COMPENSATION

         Non-employee directors are eligible to receive options under the Company's 1995 Stock Option Plan. The 1995 Stock Option Plan formerly provided for the granting to non-employee directors of options to purchase 6,000 shares of Common Stock upon election to the Board of Directors and annually thereafter.

         In January, 2000, the Company's Board of Directors adopted an amendment to the 1995 Stock Option Plan. Beginning in 2000, the Company will grant each non-employee director 2,000 shares of common stock of the Company annually, which shares shall vest on the following schedule: 1,000 shares on December 31 of the year of the grant and 1,000 shares on December 31 of the following year. In addition, each non-employee director will receive a fee of $1,000 for each Board of Directors meeting or committee meeting attended in person, plus reimbursement for reasonable expenses incurred in attending the meeting and a fee of $250 for each telephonic meeting attended. Officers of Equity One who are directors will not be paid any directors' fees.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires Equity One's directors and executive officers, and persons who own more than ten percent of Equity One's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock. Such persons are required by SEC regulation to furnish Equity One with copies of all such reports they file.

         To Equity One's knowledge, based solely on a review of the copies of such reports furnished to Equity One and written representations that no other reports are required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been complied with during the fiscal year ended December 31, 1999.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following compensation table sets forth, for the fiscal years ended December 31, 1997, 1998 and 1999, the cash and certain other compensation paid or accrued by Equity One to Equity One's Chief Executive Officer, and Equity One's other executive officer whose total 1999 salary exceeded $100,000 (collectively, the "Named Executive Officers").

                                                                                                        LONG-TERM
                                                                                                      COMPENSATION
                                                   ANNUAL COMPENSATION                                  AWARDS(2)
                                    --------------------------------------------                     --------------
                                                                                    OTHER ANNUAL       SECURITIES
                                                                                    COMPENSATION       UNDERLYING
      NAME AND PRINCIPAL POSITION        YEAR        SALARY ($)       BONUS(3)         ($)              OPTIONS
----------------------------------- -------------- -------------- --------------  ---------------- ----------------
Chaim Katzman......................      1999        $ 286,000      $ 118,254          (1)
   Chairman of the Board, President      1998        $ 269,000      $  75,000          (1)             287,994(4)(5)
   and Chief Executive Officer           1997        $ 254,000      $       0          (1)                  --

Doron Valero.......................      1999        $ 214,000      $  88,690          (1)
   Senior Vice President and Chief       1998        $ 202,000      $  75,000          (1)             215,347(4)(5)
   Operating Officer                     1997        $ 190,800      $ 100,000          (1)              30,000(4)

Alan Merkur........................      1999        $ 130,000      $  51,713          (1)                  --
   Director of Acquisitions
-----------------------------

(1)  The aggregate amount of perquisites and other personal benefits provided to such Named Officer is less than 10%
     of the total annual salary and bonus of such officer.
(2)  Does not include grants of 45,000 shares of restricted stock to each of Chaim Katzman and Doron Valero as additional compensation by the Board of Directors, which shares were issued on January 1, 2000. One-third of such shares vest on each of December 31, 2000, December 31, 2001, and December 31, 2002.
(3)  Includes bonuses paid and/or accrued but not paid during the periods indicated.
(4)  Represents options granted under the 1995 Stock Option Plan.
(5)  These options were granted and repriced during 1998. See "Option Adjustment."

OPTIONS/SAR GRANTS TABLE

         There were no options granted to the Named Executive Officers during the fiscal year ended December 31, 1999.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUE TABLE

         The following table sets forth certain information concerning (i) the exercise of stock options by the Named Executive Officers during the fiscal year ended December 31, 1999 and (ii) unexercised stock options held by the Named Executive Officers as of December 31, 1999.

                                                               NUMBER OF UNEXERCISED             VALUE OF UNEXERCISED
                                                                   OPTIONS HELD AT              IN-THE-MONEY OPTIONS AT
                                   SHARES                         DECEMBER 31, 1999              DECEMBER 31, 1999(1)
                                ACQUIRED ON       VALUE     ------------------------------  ------------------------------
             NAME                 EXERCISE      REALIZED     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
-----------------------------  -------------  ------------  -------------  ---------------  -------------  ---------------
Chaim Katzman                        0             $0          215,988        71,996         $94,495       $31,498
Doron Valero                         0             $0          161,511        53,836         $70,661       $23,553
Alan Merkur                          0             $0                0             0              $0            $0
--------------------

(1)  The closing price of the Common Stock on December 31, 1999 as reported by The New York Stock Exchange was $10.4375 per share. Value is calculated by multiplying (a) the difference between $10.4375 and the option exercise price by
     (b) the number of shares of Common Stock underlying the option. All of the options held by Chaim Katzman and Doron
     Valero have an exercise price lower than the closing price of the Common Stock on December 31, 1999, and are reported in the above table.

COMPENSATION COMMITTEE AND INSIDER PARTICIPATION

         The Compensation Committee is responsible for determining salaries, incentives and other forms of compensation for officers of Equity One.

             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee is generally responsible for determining the compensation of Equity One's executive officers. The Compensation Committee is comprised of three of Equity One's outside directors, Shaiy Pilpel, Robert Cooney and Ronald Chase.

         The Compensation Committee's general philosophy with respect to the compensation of Equity One's executive officers is to offer competitive compensation programs designed to (i) attract and retain key executives critical to Equity One's long-term success, (ii) reward an individual's contribution and personal performance and (iii) to align the interests of Equity One's executives with Equity One's stockholders. The three components of Equity One's executive compensation program are base salary, cash bonus and long-term incentive compensation consisting of options and/or grants of restricted stock.

         Chaim Katzman, Equity One's Chairman of the Board, President and Chief Executive Officer; Doron Valero, Equity One's Senior Vice President and Chief Operating Officer; and Howard Sipzner, Equity One's Chief Financial Officer, receive compensation pursuant to employment agreements which have been approved by Equity One's Board of Directors.

         In determining the base salary of Equity One's executives, the Compensation Committee takes into account a number of factors, including the executive's position and responsibilities, compensation levels at other companies generally and Equity One's performance. Increases in base salary are based primarily on individual performances as well as competitive conditions and Company performance.

         Equity One believes that stock options and grants of restricted stock are important long-term incentives to its executive officers to remain with Equity One and to improve performance. Equity One maintains the 1995 Stock Option Plan which is designed to attract and retain executive officers and other employees of Equity One and to reward them for delivering long-term value to Equity One. Stock options permit executive officers to share, to a certain extent, in the stockholders' return on equity.

         Equity One's 1995 Stock Option Plan provides for the granting of both "incentive stock options" (as defined in Section 422A of the Internal Revenue
Code) and non-statutory stock options. Options may be granted under the Stock Option Plan at such prices as the Committee may determine, provided that the per share exercise price of incentive stock options may not be less than the fair market value of the Common Stock on the date of the grant. Options typically vest in staggered amounts over a period of four years. In determining grants of stock options, the Compensation Committee considers a number of factors, including the employee's position, responsibilities and performance, the number of outstanding options held by the employee and competitive practices of other companies generally.

                                  Shaiy Pilpel
                                  Robert Cooney
                                  Ronald Chase

                                PERFORMANCE GRAPH

         The following graph compares the cumulative total stockholder return on Equity One's Common Stock since May 14, 1998, the date the Common Stock began trading on the New York Stock Exchange, with the (i) the New York Stock Exchange index prepared by Media General Financial Services ("Media General"), (ii) Media General's index for companies with similar Standard Industry Codes ("SIC") as Equity One and (iii) the NAREIT Equity Index.




                                [OBJECT OMITTED]




============================================================================================================
                    5/14/98    6/30/98    9/30/98   12/30/98    3/31/99     6/30/99   9/30/99    12/31/99
------------------ ---------- ---------- ---------- ---------- ----------- ---------- --------- ------------
Equity One, Inc.      100.0       93.20     82.82      88.10      85.62       99.75     110.61    110.87
------------------ ---------- ---------- ---------- ---------- ----------- ---------- --------- ------------
NYSE Stock            100.0       99.56     89.49      89.49      82.68       91.81      82.18     80.35
Index
------------------ ---------- ---------- ---------- ---------- ----------- ---------- --------- ------------
NYSE Stock SIC        100.0      100.56     87.61      87.61     106.32      114.26     104.46    115.46
Index
------------------ ---------- ---------- ---------- ---------- ----------- ---------- --------- ------------
NAREIT Equity         100.0       98.44     88.47      86.36      82.12       90.40      83.13     82.29
Index
------------------ ---------- ---------- ---------- ---------- ----------- ---------- --------- ------------

NOTES:

A.   The lines represent quarterly index levels derived from compounded daily returns that include all dividends.
B.   The indexes are reweighted daily, using the market capitalization on the previous tracking day.
C.   If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
D.   The index level for all series was set to $100.0 on 5/14/98.
============================================================================================================

                              CERTAIN TRANSACTIONS

LOANS TO EXECUTIVE OFFICERS

         In June 1999, Equity One made a loan to Chaim Katzman, Equity One's Chairman, President and Chief Executive Officer, in the principal amount of $297,000, bearing interest at an annual rate of 6.35%. The funds advanced to Mr. Katzman were used to exercise certain warrants to purchase an aggregate of 36,000 shares of Common Stock which are being pledged as collateral for the loan. Interest on the loan is payable quarterly and the loan matures December 30, 2002, at which time the entire principal balance and any accrued interest is due and payable.

         In June 1999, Equity One made a loan to Doron Valero, Senior Vice President and Chief Operating Officer, in the principal amount of $247,500 bearing interest at an annual rate of 6.35%. The funds advanced to Mr. Valero were used to exercise certain warrants to purchase an aggregate of 30,000 shares of Common Stock which are being pledged as collateral for the loan. Interest on the loan is payable quarterly and the loan matures December 30, 2002, at which time the entire principal balance and any accrued interest is due and payable.

TRANSFER OF ASSETS AND RELATED IN-KIND DISTRIBUTION

         In May, 1998 Equity One transferred certain assets to a newly-formed limited partnership (the "Partnership") in exchange for limited partnership interests (the "Partnership Interests"). A limited liability company of which Gazit-Globe (1982) and Gazit (1995) are members is the general partner of the Partnership. As part of this transaction, the Partnership granted Equity One an option, exercisable until May, 2003, to purchase certain real property assets transferred by Equity One to the Partnership. Additionally, Equity One assigned to the Partnership a promissory note from Chaim Katzman, Equity One's Chairman of the Board, President and Chief Executive Officer, in the original principal amount of $1.1 million, and a promissory note from Doron Valero, in the original principal amount of $396,000, together with the rights to the Common Stock securing such notes. Immediately prior to the consummation of the Offering, Equity One distributed all of the Partnership Interests to its stockholders pro rata in proportion to their ownership of Common Stock (the "In-Kind Distribution"). In December, 1998, Equity One paid $1.7 million to exercise the option to purchase a vacant land parcel adjacent to the Equity One office building, one of the three real property assets transferred by Equity One to the Partnership.

REGISTRATION RIGHTS

         Pursuant to the terms of each of Messrs. Katzman's and Valero's Employment Agreements, such executives were granted registration rights with respect to the shares of Common Stock issuable to such executives under options granted pursuant to such employment agreements.

         Pursuant to the terms of the Series C Warrants, the holders of the Series C Warrants were granted registration rights for the shares of Common Stock issuable upon the exercise of such warrants. Pursuant to a Registration Rights Agreement, Equity One has granted both demand and piggyback Registration Rights to each of Chaim Katzman, Gazit (1995), Gazit-Globe (1982), and Doron Valero with respect to the shares of Common Stock owned by them (the "Registration Rights Agreement").

SERVICE AGREEMENT

         On January 1, 1996, Equity One and Gazit (1995) entered into an agreement whereby Chaim Katzman, or any employee of Gazit (1995) or its affiliates, may use Equity One's facilities, equipment, supplies and personnel to conduct Gazit (1995)'s and Mr. Katzman's business affairs for a quarterly user fee of $2,500. Since the commencement of this agreement an aggregate of $40,000 has been paid by Gazit (1995) to Equity One.

CONSULTING AGREEMENT

         Equity One has entered into a consulting agreement with Noam Ben-Ozer, a member of the Board of Directors of Equity One, to assist Equity One in the development of its strategic business plan and to review the information and non-information systems to determine the Year 2000 compliance of such systems. Mr. Ben-Ozer was paid an aggregate of $35,000 during the year ended December 31, 1999 under such consulting agreement.

OTHER

         Equity One paid legal fees in the approximate amount of $49,678, $149,000 and $36,575 during the years ended December 31, 1997, 1998 and 1999, respectively, to the Law Office of Alan J. Marcus, the Secretary of Equity One.

         Robert L. Cooney, a director, served as a Managing Director of Equity Capital Markets of Credit Suisse First Boston from 1978 to 1996.

                       PROPOSAL TO APPROVE AND RATIFY THE
              EQUITY ONE 2000 EXECUTIVE INCENTIVE COMPENSATION PLAN

BACKGROUND AND PURPOSE

         On April 24, 2000, the Board of Directors adopted the Equity One 2000 Executive Incentive Compensation Plan (the "2000 Plan") and recommended that it be submitted to the Company's stockholders for their approval at the Annual Meeting. The terms of the 2000 Plan provide for grants of stock options, stock appreciation rights ("SARs"), restricted stock, deferred stock, other stock-related awards and performance or annual incentive awards that may be settled in cash, stock or other property (collectively, "Awards"). The effective date of the 2000 Plan is April 24, 2000 (the "Effective Date"). No Awards have been made under the 2000 Plan as of the date of this Proxy Statement, and no Awards will be granted under the 2000 Plan unless the 2000 Plan is approved by the Company's stockholders at the Annual Meeting.

         Stockholder approval of the Plan is required (i) for purposes of compliance with certain exclusions from the limitations of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), which are further described below, (ii) in order for the 2000 Plan to be eligible under the "plan lender" exemption from the margin requirements of Regulation G promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (iii) by the rules of the New York Stock Exchange.

         Although certain types of Awards authorized under the 2000 Plan are similar to those under the 1995 Stock Option Plan, the Board determined to adopt an entirely new plan in order to broaden the types of performance goals that may be set and the types of Awards that may be granted by the Committee and otherwise to add flexibility to annual incentive awards and other performance-based awards intended to qualify for corporate tax deductions under
Section 162(m), to increase the number of shares of Common Stock that may be subject to Awards, and to otherwise adopt provisions intended to enable the Committee to better promote the goals of the Company's compensation policies and programs, as discussed above. See "Executive Compensation and Other Information-Compensation Committee Report on Executive Compensation."

         The following is a summary of certain principal features of the 2000 Plan. This summary is qualified in its entirety by reference to the complete text of the 2000 Plan, which is attached to this Proxy Statement as Exhibit A. Stockholders are urged to read the actual text of the 2000 Plan in its entirety.

SHARES AVAILABLE FOR AWARDS; ANNUAL PER-PERSON LIMITATIONS

         Under the 2000 Plan, the total number of shares of Common Stock that may be subject to the granting of Awards under the 2000 Plan at any time during the term of the Plan shall be equal to 1,000,000 shares, plus the number of shares with respect to which options previously granted under the 1995 Stock Option Plan terminate without being exercised, and the number of shares that are surrendered in payment of any Awards or any tax withholding requirements.

         In addition, the 2000 Plan imposes individual limitations on the amount of certain Awards in part to comply with Code Section 162(m). Under these limitations, during any fiscal year the number of options, SARs, restricted shares of Common Stock, deferred shares of Common Stock, shares as a bonus or in lieu of other Company obligations, and other stock-based Awards granted to any one participant may not exceed 150,000 shares for each type of such Award, subject to adjustment in certain circumstances. The maximum amount that may be paid out as an annual incentive Award or other cash Award in any fiscal year to any one participant is $2,000,000, and the maximum amount that may be earned as a performance Award or other cash Award in respect of a performance period by any one participant is $5,000,000.

         The Committee is authorized to adjust the limitations described in the two preceding paragraphs and is authorized to adjust outstanding Awards (including adjustments to exercise prices of options and other affected terms of Awards) in the event that a recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants. The Committee is also authorized to adjust performance conditions and other terms of Awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

ELIGIBILITY

         The persons eligible to receive Awards under the 2000 Plan are the officers, directors, employees and independent contractors of the Company and its subsidiaries. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary for purposes of eligibility for participation in the 2000 Plan.

ADMINISTRATION

         The Compensation Committee of the Board has been appointed as the Committee for the 2000 Plan. Subject to the terms of the 2000 Plan, the Committee or the Board is authorized to select eligible persons to receive Awards, determine the type and number of Awards to be granted and the number of shares of Common Stock to which Awards will relate, specify times at which Awards will be exercisable or settleable (including performance conditions that may be required as a condition thereof), set other terms and conditions of Awards, prescribe forms of Award agreements, interpret and specify rules and regulations relating to the 2000 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2000 Plan.

STOCK OPTIONS AND SARS

         The Committee or the Board is authorized to grant stock options, including both incentive stock options ("ISOs"), which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of Common Stock on the date of exercise (or defined "change in control price" following a change in control) exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of an SAR are determined by the Committee, but in the case of an ISO must not be less than the fair market value of a share of Common Stock on the date of grant. For purposes of the 2000 Plan, the term "fair market value" means the fair market value of Common Stock, Awards or other property as determined by the Committee or the Board or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the fair market value of Common Stock as of any given date shall be the closing sales price per share of Common Stock as reported on the principal stock exchange or market on which Common Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported. The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Committee or the Board, except that no option or SAR may have a term exceeding ten years. Options may be exercised by payment of the exercise price in cash, shares that have been held for at least 6 months, outstanding Awards or other property having a fair market value equal to the exercise price, as the Committee or the Board may determine from time to time. Methods of exercise and settlement and other terms of the SARs are determined by the Committee or the Board. SARs granted under the 2000 Plan may include "limited SARs" exercisable for a stated period of time following a change in control of the Company, as discussed below.

RESTRICTED AND DEFERRED STOCK

         The Committee or the Board is authorized to grant restricted stock and deferred stock. Restricted stock is a grant of shares of Common Stock which may not be sold or disposed of, and which may be forfeited in the event of certain terminations of employment, prior to the end of a restricted period specified by the Committee or the Board. A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Committee or the Board. An Award of deferred stock confers upon a participant the right to receive shares of Common Stock at the end of a specified deferral period, subject to possible forfeiture of the Award in the event of certain terminations of employment prior to the end of a specified restricted period. Prior to settlement, an Award of deferred stock carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

DIVIDEND EQUIVALENTS

         The Committee or the Board is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of Common Stock, other Awards or other property equal in value to dividends paid on a specific number of shares of Common Stock or other periodic payments. Dividend equivalents may be granted alone or in connection with another Award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of Common Stock, Awards or otherwise as specified by the Committee or the Board.

BONUS STOCK AND AWARDS IN LIEU OF CASH OBLIGATIONS

         The Committee or the Board is authorized to grant shares of Common Stock as a bonus free of restrictions, or to grant shares of Common Stock or other Awards in lieu of Company obligations to pay cash under the 2000 Plan or other plans or compensatory arrangements, subject to such terms as the Committee or the Board may specify.

OTHER STOCK-BASED AWARDS

         The Committee or the Board is authorized to grant Awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of Common Stock. Such Awards might include convertible or exchangeable debt securities, other rights convertible or exchangeable into shares of Common Stock, purchase rights for shares of Common Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of shares of Common Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board determines the terms and conditions of such Awards.

PERFORMANCE AWARDS, INCLUDING ANNUAL INCENTIVE AWARDS

         The right of a participant to exercise or receive a grant or settlement of an Award, and the timing thereof, may be subject to such performance conditions (including subjective individual goals) as may be specified by the Committee or the Board. In addition, the 2000 Plan authorizes specific annual incentive Awards, which represent a conditional right to receive cash, shares of Common Stock or other Awards upon achievement of certain preestablished performance goals and subjective individual goals during a specified fiscal year. Performance Awards and annual incentive Awards granted to persons whom the Committee expects will, for the year in which a deduction arises, be "covered employees" (as defined below) will, if and to the extent intended by the Committee, be subject to provisions that should qualify such Awards as "performance-based compensation" not subject to the limitation on tax deductibility by the Company under Code Section 162(m). For purposes of Section 162(m), the term "covered employee" means the Company's chief executive officer and each other person whose compensation is required to be disclosed in the Company's filings with the SEC by reason of that person being among the four highest compensated officers of the Company as of the end of a taxable year. If and to the extent required under Section 162(m) of the Code, any power or authority relating to a performance Award or annual incentive Award intended to qualify under Section 162(m) of the Code is to be exercised by the Committee and not the Board.

         Subject to the requirements of the 2000 Plan, the Committee or the Board will determine performance Award and annual incentive Award terms, including the required levels of performance with respect to specified business criteria, the corresponding amounts payable upon achievement of such levels of performance, termination and forfeiture provisions and the form of settlement. In granting annual incentive or performance Awards, the Committee or the Board may establish unfunded award "pools," the amounts of which will be based upon the achievement of a performance goal or goals based on one or more of certain business criteria described in the 2000 Plan (including, for example, percentage growth in per share funds from operations of Equity One as compared to the per share funds from operations percentage growth of a peer group of industry competitors). During the first 90 days of a fiscal year or performance period, the Committee or the Board will determine who will potentially receive annual incentive or performance Awards for that fiscal year or performance period, either out of the pool or otherwise.

         After the end of each fiscal year or performance period, the Committee or the Board will determine (i) the amount of any pools and the maximum amount of potential annual incentive or performance Awards payable to each participant in the pools and (ii) the amount of any other potential annual incentive or performance Awards payable to participants in the 2000 Plan. The Committee or the Board may, in its discretion, determine that the amount payable as an annual incentive or performance Award will be reduced from the amount of any potential Award.

OTHER TERMS OF AWARDS

         Awards may be settled in the form of cash, shares of Common Stock, other Awards or other property, in the discretion of the Committee or the Board. The Committee or the Board may require or permit participants to defer the settlement of all or part of an Award in accordance with such terms and conditions as the Committee or the Board may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles. The Committee or the Board is authorized to place cash, shares of Common Stock or other property in trusts or make other arrangements to provide for payment of the Company's obligations under the 2000 Plan. The Committee or the Board may condition any payment relating to an Award on the withholding of taxes and may provide that a portion of any shares of Common Stock or other property to be distributed will be withheld (or previously acquired shares of Common Stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations. Awards granted under the 2000 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant's death, except that the Committee or the Board may, in its discretion, permit transfers for estate planning or other purposes subject to any applicable restrictions under Rule 16b-3.

         Awards under the 2000 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law. The Committee or the Board may, however, grant Awards in exchange for other Awards under the 2000 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.

ACCELERATION OF VESTING; CHANGE IN CONTROL

         The Committee or the Board may, in its discretion, accelerate the exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any Award, and such accelerated exercisability, lapse, expiration and if so provided in the Award agreement, vesting shall occur automatically in the case of a "change in control" of the Company, as defined in the 2000 Plan (including the cash settlement of SARs and "limited SARs" which may be exercisable in the event of a change in control). In addition, the Committee or the Board may provide in an Award agreement that the performance goals relating to any performance based Award will be deemed to have been met upon the occurrence of any "change in control." Upon the occurrence of a change in control, if so provided in the Award agreement, stock options and limited SARs (and other SARs which so provide) may be cashed out based on a defined "change in control price," which will be the higher of (i) the cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any reorganization, merger, consolidation, liquidation, dissolution or sale of substantially all assets of the Company, or
(ii) the highest fair market value per share (generally based on market prices) at any time during the 60 days before and 60 days after a change in control.

For purposes of the 2000 Plan, the term "change in control" generally means (a) approval by stockholders of any reorganization, merger or consolidation or other transaction or series of transactions if persons who were stockholders immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than [50]% of the combined voting power of the reorganized, merged or consolidated company's then outstanding, voting securities, or a liquidation or dissolution of the Company or the sale of all or substantially all of the assets of the Company (unless the reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned), or (b) a change in the composition of the Board such that the persons constituting the Board on the date the Award is granted (the "Incumbent Board"), and subsequent directors approved by the Incumbent Board (or approved by such subsequent directors), cease to constitute at least a majority of the Board, or (c) the acquisition by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 50% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, (2) any person, entity or "group" that as of the date on which the Award is granted owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or (3) any employee benefit plan of the Company or its Subsidiaries.

AMENDMENT AND TERMINATION

         The Board of Directors may amend, alter, suspend, discontinue or terminate the 2000 Plan or the Committee's authority to grant Awards without further stockholder approval, except stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of Common Stock are then listed or quoted. Thus, stockholder approval may not necessarily be required for every amendment to the 2000 Plan which might increase the cost of the 2000 Plan or alter the eligibility of persons to receive Awards. Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable. Unless earlier terminated by the Board, the 2000 Plan will terminate at such time as no shares of Common Stock remain available for issuance under the 2000 Plan and the Company has no further rights or obligations with respect to outstanding Awards under the 2000 Plan.

SECURITIES ACT REGISTRATION

         The Company intends to register the shares of Common Stock available for Awards under the 2000 Plan pursuant to a Registration Statement on Form S-8 filed with the SEC.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS OF OPTIONS

         The following is a brief description of the federal income tax consequences generally arising with respect to Awards of options under the 2000 Plan.

         The grant of an option will create no tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an ISO (except that the alternative minimum tax may apply). Upon exercising an option other than an ISO, the participant must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares of Common Stock acquired on the date of exercise.

         Upon a disposition of shares of Common Stock acquired upon exercise of an ISO before the end of the applicable ISO holding periods, the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares of Common Stock at the date of exercise of the ISO minus the exercise price, or (ii) the amount realized upon the disposition of the ISO shares of Common Stock minus the exercise price. Otherwise, a participant's disposition of shares of Common Stock acquired upon the exercise of an option (including an ISO for which the ISO holding periods are met) generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant's tax basis in such shares of Common

Stock (the tax basis generally being the exercise price plus any amount previously recognized as ordinary income in connection with the exercise of the option).

         The Company generally will be entitled to a tax deduction equal to the amount recognized as ordinary income by the participant in connection with an option. The Company generally is not entitled to a tax deduction relating to amounts that represent a capital gain to a participant. Accordingly, the Company will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares of Common Stock for the ISO holding periods prior to disposition of the shares.

         The Omnibus Budget Reconciliation Act of 1993 added Section 162(m) to the Code, which generally disallows a public company's tax deduction for compensation to covered employees in excess of $1 million in any tax year beginning on or after January 1, 1994. Compensation that qualifies as "performance-based compensation" is excluded from the $1 million deductibility cap, and therefore remains fully deductible by the company that pays it. As discussed above, the Company intends that options and certain other Awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such Awards, qualify as such "performance-based compensation," so that such Awards will not be subject to the
Section 162(m) deductibility cap of $1 million. Future changes in Section 162(m) or the regulations thereunder may adversely affect the ability of the Company to ensure that options or other Awards under the 2000 Plan will qualify as "performance-based compensation" that is fully deductible by the Company under
Section 162(m).

         The foregoing discussion, which is general in nature and is not intended to be a complete description of the federal income tax consequences of the 2000 Plan, is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the 2000 Plan. This discussion does not address the effects of other federal taxes or taxes imposed under state, local or foreign tax laws. Participants in the 2000 Plan should consult a tax advisor as to the tax consequences of participation.

         The Company believes that Awards granted under the 2000 Plan will be granted primarily to those persons who possess a capacity to contribute significantly to the successful performance of the Company. Because persons to whom Awards may be made are to be determined from time to time by the Committee in its discretion, it is impossible at this time to indicate the precise number, name or positions of persons who will hereafter receive Awards or the nature and terms of such Awards.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSAL TO APPROVE AND RATIFY THE 2000 EXECUTIVE INCENTIVE COMPENSATION PLAN.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at Equity One's 2001 Annual Meeting of Stockholders pursuant to the provisions of Rule 14a-8 of the Securities and Exchange Commission promulgated under the Securities Exchange Act of 1934, as amended, must be received by Equity One at its executive offices by January 19, 2001 for inclusion in Equity One's proxy statement and form of proxy relating to such meeting.

         Rule 14a of the Securities and Exchange Commission's proxy rules allows a company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders, if the company does not have notice of the matter at least 45 days before the date corresponding to the date on which the company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the company's bylaws. The Company's bylaws require at least 60 days, but not more than 90 days, advance notice of business to be brought before an annual meeting of stockholders. Accordingly, for Equity One's 2001 Annual Meeting of Stockholders, a stockholder must submit such written notice to the Corporate Secretary on or before March 20, 2001.

                                            By Order Of The Board of Directors


                                            ALAN J. MARCUS
                                            SECRETARY

North Miami Beach, Florida
May 19, 2000

                                                                       EXHIBIT A



                                EQUITY ONE, INC.


                   2000 EXECUTIVE INCENTIVE COMPENSATION PLAN

                                                  EQUITY ONE, INC.

                                     2000 EXECUTIVE INCENTIVE COMPENSATION PLAN
1.       Purpose..................................................................................................1
2.       Definitions..............................................................................................1
3.       Administration...........................................................................................4
         (a)      Authority of the Committee......................................................................4
         (b)      Manner of Exercise of Committee Authority.......................................................5
         (c)      Limitation of Liability.........................................................................5
4.       Stock Subject to Plan....................................................................................6
         (a)      Limitation on Overall Number of Shares Subject to Awards........................................6
         (b)      Application of Limitations......................................................................6
5.       Eligibility; Per-Person Award Limitations................................................................6
6.       Specific Terms of Awards.................................................................................6
         (a)      General.........................................................................................6
         (b)      Options.........................................................................................7
         (c)      Stock Appreciation Rights.......................................................................8
         (d)      Restricted Stock................................................................................9
         (e)      Deferred Stock.................................................................................11
         (f)      Bonus Stock and Awards in Lieu of Obligations..................................................12
         (g)      Dividend Equivalents...........................................................................12
         (h)      Other Stock-Based Awards.......................................................................12
7.       Certain Provisions Applicable to Awards.................................................................13
         (a)      Stand-Alone, Additional, Tandem, and Substitute Awards.........................................13
         (b)      Term of Awards.................................................................................13
         (c)      Form and Timing of Payment Under Awards; Deferrals.............................................13
         (d)      Exemptions from Section 16(b) Liability........................................................14
8.       Performance and Annual Incentive Awards.................................................................14
         (a)      Performance Conditions.........................................................................14
         (b)      Performance Awards Granted to Designated Covered Employees.....................................14
         (c)      Annual Incentive Awards Granted to Designated Covered Employees................................16
         (d)      Written Determinations.........................................................................17
         (e)      Status of Section 8(b) and Section 8(c) Awards Under Code Section 162(m).......................17
9.       Change in Control.......................................................................................18
         (a)      Effect of "Change in Control...................................................................18
         (b)      Definition of "Change in Control...............................................................18
         (c)      Definition of "Change in Control Price.........................................................19
10.      General Provisions......................................................................................19
         (a)      Compliance With Legal and Other Requirements...................................................19
         (b)      Limits on Transferability; Beneficiaries.......................................................20
         (c)      Adjustments....................................................................................20
         (d)      Taxes..........................................................................................21

         (e)      Changes to the Plan and Awards.................................................................21
         (f)      Limitation on Rights Conferred Under Plan......................................................22
         (g)      Unfunded Status of Awards; Creation of Trusts..................................................22
         (h)      Nonexclusivity of the Plan.....................................................................22
         (i)      Payments in the Event of Forfeitures; Fractional Shares........................................23
         (j)      Governing Law..................................................................................23
         (k)      Plan Effective Date and Stockholder Approval; Termination of Plan..............................23

                                EQUITY ONE, INC.

                   2000 EXECUTIVE INCENTIVE COMPENSATION PLAN

         1. PURPOSE. The purpose of this 2000 EXECUTIVE INCENTIVE COMPENSATION PLAN (the "Plan") is to assist EQUITY ONE, INC., a Maryland corporation (the "Company") and its subsidiaries in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors and independent contractors by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company's stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of shareholder value. In the event that the Company is or becomes a Publicly Held Corporation (as hereinafter defined), the Plan is intended to qualify certain compensation awarded under the Plan for tax deductibility under Section 162(m) of the Code (as hereafter defined) to the extent deemed appropriate by the Committee (or any successor committee) of the Board of Directors of the Company.

         2. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof.

            (a) "Annual Incentive Award" means a conditional right granted to a Participant under Section 8(c) hereof to receive a cash payment, Stock or other Award, unless otherwise determined by the Committee, after the end of a specified fiscal year.

            (b) "Award" means any Option, SAR (including Limited SAR), Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any other right or interest, granted to a Participant under the Plan.

            (c) "Beneficiary" means the person, persons, trust or trusts which have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(b) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

            (d) "Beneficial Owner", "Beneficially Owning" and "Beneficial Ownership" shall have the meanings ascribed to such terms in Rule 13d-3 under the Exchange Act and any successor to such Rule.

            (e) "Board" means the Company's Board of Directors.

            (f) "Cause" shall, with respect to any Participant, have the equivalent meaning (or the same meaning as "cause" or "for cause") set forth in any employment agreement between the Participant and the Company or Parent Corporation or Subsidiary or, in the absence of any such agreement, such term shall mean (i) the failure by the Participant to perform his or her duties as assigned by the Company (or Parent Corporation or Subsidiary) in a reasonable manner, (ii) any violation or breach by the Participant of his or her employment agreement with the Company (or Parent Corporation or Subsidiary), if any, (iii) any violation or breach by the Participant of his or her non-competition and/or non-disclosure agreement with the Company (or Parent Corporation or Subsidiary), if any, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company (or Parent Corporation or Subsidiary), (v) chronic addition to alcohol, drugs or other similar substances affecting the Participant's work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company. The good faith determination by the Committee of whether the Participant's employment was terminated by the Company for "Cause" shall be final and binding for all purposes hereunder.

            (g) "Change in Control" means a Change in Control as defined with related terms in Section 9 of the Plan.

            (h) "Change in Control Price" means the amount calculated in accordance with Section 9(c) of the Plan.

            (i) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

            (j) "Committee" means a committee designated by the Board to administer the Plan; provided, however, that the Committee shall consist of at least two directors, and, in the event the Company is or becomes a Publicly Held Corporation (as hereinafter defined), each member of which shall be (i) a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act, unless administration of the Plan by "non-employee directors" is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, and (ii) an "outside director" within the meaning of Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under Section 162(m) of the Code.

            (k) "Corporate Transaction" means a Corporate Transaction as defined in Section 9(b)(i) of the Plan.

            (l) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(e) of the Plan.

            (m) "Deferred Stock" means a right, granted to a Participant under
Section 6(e) hereof, to receive Stock, cash or a combination thereof at the end of a specified deferral period.

            (n) "Director" means a member of the Board.

            (o) "Disability" means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

            (p) "Dividend Equivalent" means a right, granted to a Participant under Section 6(g) hereof, to receive cash, Stock, other Awards or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments.

            (q) "Effective Date" means the effective date of the Plan, which shall be April 24, 2000.

            (r) "Eligible Person" means each Executive Officer of the Company (as defined under the Exchange Act) and other officers, Directors and employees of the Company or of any Subsidiary, and independent contractors with the Company or any Subsidiary. The foregoing notwithstanding, only employees of the Company or any Subsidiary shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

            (s) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

            (t) "Executive Officer" means an executive officer of the Company as defined under the Exchange Act.

            (u) "Fair Market Value" means the fair market value of Stock, Awards or other property as determined by the Committee or the Board, or under procedures established by the Committee or the Board. Unless otherwise determined by the Committee or the Board, the Fair Market Value of Stock as of any given date shall be the closing sale price per share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

            (v) "Incentive Stock Option" or "ISO" means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

            (w) "Incumbent Board" means the Incumbent Board as defined in
Section 9(b)(ii) of the Plan.

            (x) "Limited SAR" means a right granted to a Participant under
Section 6(c) hereof.

            (y) "Option" means a right granted to a Participant under Section 6(b) hereof, to purchase Stock or other Awards at a specified price during specified time periods.

            (z) "Other Stock-Based Awards" means Awards granted to a Participant under Section 6(h) hereof.

            (aa) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

            (bb) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

            (cc) "Performance Award" means a right, granted to an Eligible Person under Section 8 hereof, to receive Awards based upon performance criteria specified by the Committee or the Board.

            (dd) "Person" shall have the meaning ascribed to such term in
Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a "group" as defined in Section 13(d) thereof.

            (ee) "Publicly Held Corporation" shall mean a publicly held corporation as that term is used under Section 162(m)(2) of the Code.

            (ff) "Restricted Stock" means Stock granted to a Participant under
Section 6(d) hereof, that is subject to certain restrictions and to a risk of forfeiture.

            (gg) "Rule 16b-3" and "Rule 16a-1(c)(3)" means Rule 16b-3 and Rule 16a-1(c)(3), as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under
Section 16 of the Exchange Act.

            (hh) "Stock" means the Company's Common Stock, and such other securities as may be substituted (or resubstituted) for Stock pursuant to
Section 10(c) hereof.

            (ii) "Stock Appreciation Rights" or "SAR" means a right granted to a Participant under Section 6(c) hereof.

            (jj) "Subsidiary" means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

         3. ADMINISTRATION.

            (a) AUTHORITY OF THE COMMITTEE. The Plan shall be administered by the Committee; provided, however, that except as otherwise expressly provided in this Plan or, during the period that the Company is a Publicly Held Corporation, in order to comply with

Code Section 162(m) or Rule 16b-3 under the Exchange Act, the Board may exercise any power or authority granted to the Committee under this Plan. The Committee or the Board shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee or the Board may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee or the Board under the Plan or pursuant to any Award, the Committee or the Board shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person in a manner consistent with the treatment of other Eligible Persons.

            (b) MANNER OF EXERCISE OF COMMITTEE AUTHORITY. In the event that the Company is or becomes a Publicly Held Corporation, the Committee, and not the Board, shall exercise sole and exclusive discretion on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act. Any action of the Committee or the Board shall be final, conclusive and binding on all persons, including the Company, its subsidiaries, Participants, Beneficiaries, transferees under Section 10(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee or the Board, and the taking of any action by the Committee or the Board, shall not be construed as limiting any power or authority of the Committee or the Board. The Committee or the Board may delegate to officers or managers of the Company or any subsidiary, or committees thereof, the authority, subject to such terms as the Committee or the Board shall determine, (i) to perform administrative functions, (ii) with respect to Participants not subject to Section 16 of the Exchange Act, to perform such other functions as the Committee or the Board may determine, and (iii) with respect to Participants subject to Section 16, to perform such other functions of the Committee or the Board as the Committee or the Board may determine to the extent performance of such functions will not result in the loss of an exemption under Rule 16b-3 otherwise available for transactions by such persons, in each case to the extent permitted under applicable law and subject to the requirements set forth in
Section 8(d). The Committee or the Board may appoint agents to assist it in administering the Plan.

            (c) LIMITATION OF LIABILITY. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any executive officer, other officer or employee of the Company or a Subsidiary, the Company's independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or employee of the Company or a subsidiary acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

         4. STOCK SUBJECT TO PLAN.

            (a) LIMITATION ON OVERALL NUMBER OF SHARES SUBJECT TO AWARDS. Subject to adjustment as provided in Section 10(c) hereof, the total number of shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be the sum of (i) 1,000,000, plus (ii) the number of shares with respect to Awards previously granted under the Plan that terminate without being exercised, expire, are forfeited or canceled, and the number of shares of Stock that are surrendered in payment of any Awards or any tax withholding with regard thereto. Any shares of Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

            (b) APPLICATION OF LIMITATIONS. The limitation contained in Section 4(a) shall apply not only to Awards that are settleable by the delivery of shares of Stock but also to Awards relating to shares of Stock but settleable only in cash (such as cash-only SARs). The Committee or the Board may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award.

         5. ELIGIBILITY; PER-PERSON AWARD LIMITATIONS. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year during any part of which the Plan is in effect, an Eligible Person may not be granted Awards relating to more than 500,000 shares of Stock, subject to adjustment as provided in Section 10(c), under each of Sections 6(b), 6(c), 6(d), 6(e), 6(f), 6(g), 6(h), 8(b) and 8(c). In addition, the maximum amount that may be earned as an Annual Incentive Award or other cash Award in any fiscal year by any one Participant shall be $2,000,000, and the maximum amount that may be earned as a Performance Award or other cash Award in respect of a performance period by any one Participant shall be $5,000,000.

         6. SPECIFIC TERMS OF AWARDS.

            (a) GENERAL. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee or the Board may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 10(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee or the Board shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee or the Board shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee or the Board is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Maryland law, no consideration other than services may be required for the grant (but not the exercise) of any Award.

            (b) OPTIONS. The Committee and the Board each is authorized to grant Options to Participants on the following terms and conditions:

                        (i) EXERCISE PRICE. The exercise price per share of
            Stock purchasable under an Option shall be determined by the Committee or the Board, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on the date of grant of the Option and shall not, in any event, be less than the par value of a share of Stock on the date of grant of such Option. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

                        (ii) TIME AND METHOD OF EXERCISE. The Committee or the
            Board shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of employment or upon other conditions, the methods by which such exercise price may be paid or deemed to be paid (including in the discretion of the Committee or the Board a cashless exercise procedure), the form of such payment, including, without limitation, cash, Stock, other Awards or awards granted under other plans of the Company or any subsidiary, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Stock will be delivered or deemed to be delivered to Participants.

                        (iii) ISOS. The terms of any ISO granted under the Plan
            shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to ISOs (including any SAR in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any ISO under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

                        (A) the Option shall not be exercisable more than ten
            years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section

            424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

                        (B) The aggregate Fair Market Value (determined as of
            the date the Incentive Stock Option is granted) of the shares of stock with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company or its Parent Corporation during any calendar year exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

                        (iv) REPURCHASE RIGHTS. The Committee and the Board
            shall have the discretion to grant Options which are exercisable for unvested shares of Common Stock. Should the Optionee cease to be employed with or perform services to the Company (or a Parent Corporation or Subsidiary) while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right.

            (c) STOCK APPRECIATION RIGHTS. The Committee and the Board each is authorized to grant SAR's to Participants on the following terms and conditions:

                        (i) RIGHT TO PAYMENT. A SAR shall confer on the
            Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of stock on the date of exercise (or, in the case of a "Limited SAR" that may be exercised only in the event of a Change in Control, the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof), over (B) the grant price of the SAR as determined by the Committee or the Board. The grant price of an SAR shall not be less than the Fair Market Value of a share of Stock on the date of grant except as provided under
            Section 7(a) hereof.

                        (ii) OTHER TERMS. The Committee or the Board shall
            determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of employment or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee or the Board, may be granted on such terms, not inconsistent with this Section 6(c), as the Committee or the Board may determine. SARs and Limited SARs may be either freestanding or in tandem with other Awards.

            (d) RESTRICTED STOCK. The Committee and the Board each is authorized to grant Restricted Stock to Participants on the following terms and conditions:

                        (i) GRANT AND RESTRICTIONS. Restricted Stock shall be
            subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee or the Board may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee or the Board may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee or the Board). During the restricted period applicable to the Restricted Stock, subject to
            Section 10(b) below, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

                        (ii) FORFEITURE. Except as otherwise determined by the
            Committee or the Board at the time of the Award, upon termination of a Participant's employment during the applicable restriction period, the Participant's Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Restricted Stock.

                        (iii) CERTIFICATES FOR STOCK. Restricted Stock granted
            under the Plan may be evidenced in such manner as the Committee or the Board shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee or the Board may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

                        (iv) DIVIDENDS AND SPLITS. As a condition to the grant
            of an Award of Restricted Stock, the Committee or the Board may require that any cash dividends paid on a share of Restricted Stock be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee or the Board, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

                        (v) AUTOMATIC RESTRICTED STOCK GRANTS TO NON-EMPLOYEE
            DIRECTORS. Non-Employee Directors shall be eligible to receive Restricted Stock Awards under this Section 6(d)(v).

                            (A) INITIAL GRANTS. On the date that an eligible
            Non-Employee Director is first elected to the Board, such Non-Employee Director shall receive 2,000 shares of Restricted Stock (an "Initial Grant"); PROVIDED that any Non-Employee Director who is a member of the Board as of the Effective Date of this Plan shall be entitled to received an Initial Grant. The Initial Grant shall be subject to the availability and adjustment of shares of Stock issuable under the Plan pursuant to Section 4 and shall not be subject to the discretion of any person or persons.

                            (B) SERVICE GRANTS. On each January 1 while the Plan
            remains in effect, each then Non-Employee Director shall be granted an additional 2,000 shares of Restricted Stock (a "Service Grant"), subject to the availability and adjustment of shares of Stock issuable under the Plan pursuant to Section 4 and shall not be subject to the discretion of any person or persons.

                            (C) TERMS OF INITIAL GRANTS AND SERVICE GRANTS.
            Unless otherwise determined by the Committee or in any Restricted Stock Agreement, each Restricted Stock Award granted pursuant to this Section 6(d)(v) shall be subject to the following terms:

                                (1) each such Restricted Stock Award shall have
            a term of ten (10) years from the date on which the Option is granted; and

                                (2) each such Restricted Stock Award shall vest
            in two (2) equal installments of 1,000 shares of Stock on the first and second December 31 subsequent to the date on which the shares of Restricted Stock are granted.

         (e) DEFERRED STOCK. The Committee and the Board each is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, cash, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

                        (i) AWARD AND RESTRICTIONS. Satisfaction of an Award of
            Deferred Stock shall occur upon expiration of the deferral period specified for such Deferred Stock by the Committee or the Board (or, if permitted by the Committee or the Board, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee or the Board may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee or the Board may determine. Deferred Stock may be satisfied by delivery of Stock, cash equal to the Fair Market Value of the specified number of shares of Stock covered by the Deferred Stock, or a combination thereof, as determined by the Committee or the Board at the date of grant or thereafter. Prior to satisfaction of an Award of Deferred Stock, an Award of Deferred Stock carries no voting or dividend or other rights associated with share ownership.

                        (ii) FORFEITURE. Except as otherwise determined by the
            Committee or the Board, upon termination of a Participant's employment during the applicable deferral period thereof to which forfeiture conditions apply (as provided in the Award agreement evidencing the Deferred Stock), the Participant's Deferred Stock that is at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee or the Board may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee or the Board may in other cases waive in whole or in part the forfeiture of Deferred Stock.

                        (iii) DIVIDEND EQUIVALENTS. Unless otherwise determined
            by the Committee or the Board at date of grant, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock and the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles, as the Committee or the Board shall determine or permit the Participant to elect.

         (f) BONUS STOCK AND AWARDS IN LIEU OF OBLIGATIONS. The Committee and the Board each is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of

Company obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Stock or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Stock or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee or the Board.

         (g) DIVIDEND EQUIVALENTS. The Committee and the Board each is authorized to grant Dividend Equivalents to a Participant entitling the Participant to receive cash, Stock, other Awards, or other property equal in value to dividends paid with respect to a specified number of shares of Stock, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee or the Board may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee or the Board may specify.

         (h) OTHER STOCK-BASED AWARDS. The Committee and the Board each is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock, as deemed by the Committee or the Board to be consistent with the purposes of the Plan, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or any other factors designated by the Committee or the Board, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or business units. The Committee or the Board shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration (including without limitation loans from the Company or a Parent Corporation or a Subsidiary), paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards or other property, as the Committee or the Board shall determine. The Committee and the Board shall have the discretion to grant such other Awards which are exercisable for unvested shares of Common Stock. Should the Optionee cease to be employed with or perform services to the Company (or a Parent Corporation or Subsidiary) while holding such unvested shares, the Company shall have the right to repurchase, at the exercise price paid per share, any or all of those unvested shares. The terms upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Committee or the Board and set forth in the document evidencing such repurchase right. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

         7. CERTAIN PROVISIONS APPLICABLE TO AWARDS.

            (a) STAND-ALONE, ADDITIONAL, TANDEM, AND SUBSTITUTE AWARDS. Awards granted under the Plan may, in the discretion of the Committee or the Board, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary, or any business entity to be acquired by the Company or a subsidiary, or any other right of a Participant to receive payment from the Company or any subsidiary. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee or the Board shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any subsidiary, in which the value of Stock subject to the Award is equivalent in value to the cash compensation (for example, Deferred Stock or Restricted Stock), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price "discounted" by the amount of the cash compensation surrendered).

            (b) TERM OF AWARDS. The term of each Award shall be for such period as may be determined by the Committee or the Board; provided that in no event shall the term of any Option or SAR exceed a period of ten years (or such shorter term as may be required in respect of an ISO under Section 422 of the
Code).

            (c) FORM AND TIMING OF PAYMENT UNDER AWARDS; DEFERRALS. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee or the Board shall determine, including, without limitation, cash, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or the Board or upon occurrence of one or more specified events (in addition to a Change in Control). Installment or deferred payments may be required by the Committee or the Board (subject to Section 10(e) of the Plan) or permitted at the election of the Participant on terms and conditions established by the Committee or the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

            (d) EXEMPTIONS FROM SECTION 16(B) LIABILITY. If and to the extent that the Company is or becomes a Publicly Held Corporation, it is the intent of the Company that this Plan comply in all respects with applicable provisions of Rule 16b-3 or Rule 16a-1(c)(3) to the extent necessary to ensure that neither the grant of any Awards to nor other transaction by a Participant who is subject to Section 16 of the Exchange Act is subject to liability under Section

16(b) thereof (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 or Rule 16a-1(c)(3) as then applicable to any such transaction, such provision will be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 or Rule 16a-1(c)(3) so that such Participant shall avoid liability under Section 16(b). In addition, the purchase price of any Award conferring a right to purchase Stock shall be not less than any specified percentage of the Fair Market Value of Stock at the date of grant of the Award then required in order to comply with Rule 16b-3.

         8. PERFORMANCE AND ANNUAL INCENTIVE AWARDS.

            (a) PERFORMANCE CONDITIONS. The right of a Participant to exercise or receive a grant or settlement of any Award, and the timing thereof, may be subject to such performance conditions as may be specified by the Committee or the Board. The Committee or the Board may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Sections 8(b) and 8(c) hereof in the case of a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m). At such times as the Company is a Publicly Held Corporation, if and to the extent required under Code Section 162(m), any power or authority relating to a Performance Award or Annual Incentive Award intended to qualify under Code Section 162(m), shall be exercised by the Committee and not the Board.

            (b) PERFORMANCE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. If and to the extent that the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as "performance-based compensation" for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 8(b).

                        (i) PERFORMANCE GOALS GENERALLY. The performance goals
            for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 8(b). Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being "substantially uncertain." The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

                        (ii) BUSINESS CRITERIA. The following business criterion
            for the Company, on a consolidated basis, and/or specified subsidiaries or business units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: percentage growth in per share funds from operations of the Company as compared to the per share funds from operations percentage growth of a peer group of industry competitors selected by the Compensation Committee. The foregoing business criterion shall also be exclusively used in establishing performance goals for Annual Incentive Awards granted to a Covered Employee under Section 8(c) hereof that are intended to qualify as "performanced-based compensation" under Code Section 162(m).

                        (iii) PERFORMANCE PERIOD; TIMING FOR ESTABLISHING
            PERFORMANCE GOALS. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to ten years, as specified by the Committee. Performance goals shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Code Section 162(m).

                        (iv) PERFORMANCE AWARD POOL. The Committee may establish
            a Performance Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                        (v) SETTLEMENT OF PERFORMANCE AWARDS; OTHER TERMS.
            Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

            (c) ANNUAL INCENTIVE AWARDS GRANTED TO DESIGNATED COVERED EMPLOYEES. The Committee may, within its discretion, grant one or more Annual Incentive Awards to any Eligible Person, subject to the terms and conditions set forth in this Section 8(c).

                        (i) ANNUAL INCENTIVE AWARD POOL. The Committee may
            establish an Annual Incentive Award pool, which shall be an unfunded pool, for purposes of measuring Company performance in connection with Annual Incentive Awards. In the case of Annual Incentive Awards intended to qualify as "performance-based compensation" for purposes of Code Section 162(m), the amount of such Annual Incentive Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in
            Section 8(b)(ii) hereof during the given performance period, as specified by the Committee in accordance with Section 8(b)(iii) hereof. The Committee may specify the amount of the Annual Incentive Award pool as a percentage of any such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

                        (ii) POTENTIAL ANNUAL INCENTIVE AWARDS. Not later than
            the end of the 90th day of each fiscal year, or at such other date as may be required or permitted in the case of Awards intended to be "performance-based compensation" under Code Section 162(m), the Committee shall determine the Eligible Persons who will potentially receive Annual Incentive Awards, and the amounts potentially payable thereunder, for that fiscal year, either out of an Annual Incentive Award pool established by such date under Section 8(c)(i) hereof or as individual Annual Incentive Awards. In the case of individual Annual Incentive Awards intended to qualify under Code Section 162(m), the amount potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 8(b)(ii) hereof in the given performance year, as specified by the Committee; in other cases, such amount shall be based on such criteria as shall be established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5 hereof.

                        (iii) PAYOUT OF ANNUAL INCENTIVE AWARDS. After the end
            of each fiscal year, the Committee shall determine the amount, if any, of (A) the Annual Incentive Award pool, and the maximum amount of potential Annual Incentive Award payable to each Participant in the Annual Incentive Award pool, or (B) the amount of potential Annual Incentive Award otherwise payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as an Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no Award whatsoever. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a fiscal year or settlement of such Annual Incentive Award.

            (d) WRITTEN DETERMINATIONS. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards under Section 8(b), and the amount of any Annual Incentive Award pool or potential individual Annual Incentive Awards and the amount of final Annual Incentive Awards under Section 8(c), shall be made in writing in the case of any Award intended to qualify under Code Section 162(m). The Committee may not delegate any responsibility relating to such Performance Awards or Annual Incentive Awards if and to the extent required to comply with Code Section 162(m).

            (e) STATUS OF SECTION 8(B) AND SECTION 8(C) AWARDS UNDER CODE
SECTION 162(M). It is the intent of the Company that Performance Awards and Annual Incentive Awards under Section 8(b) and 8(c) hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute "qualified performance-based compensation" within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Sections 8(b), (c), (d) and (e), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards or an Annual Incentive Award, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards or Annual Incentive Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

         9. CHANGE IN CONTROL.

         (a) EFFECT OF "CHANGE IN CONTROL." If and to the extent provided in the Award, in the event of a "Change in Control," as defined in Section 9(b):

                        (i) The Committee may, within its discretion, accelerate
            the vesting and exercisability of any Award carrying a right to exercise that was not previously vested and exercisable as of the time of the Change in Control, subject to applicable restrictions set forth in Section 10(a) hereof;

                        (ii) The Committee may, within its discretion,
            accelerate the exercisability of any limited SARs (and other SARs if so provided by their terms) and provide for the settlement of such SARs for amounts, in cash, determined by reference to the Change in Control Price;

                        (iii) The Committee may, within its discretion, lapse
            the restrictions, deferral of settlement, and forfeiture conditions applicable to any other Award granted under the Plan and such Awards may be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 10(a) hereof; and

                        (iv) With respect to any such outstanding Award subject
            to achievement of performance goals and conditions under the Plan, the Committee may, within its discretion, deem such performance goals and other conditions as having been met as of the date of the Change in Control.

            (b) DEFINITION OF "CHANGE IN CONTROL. A "Change in Control" shall be deemed to have occurred upon:

                        (i) Approval by the stockholders of the Company of (x) a
            reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than 26% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, in substantially the same proportions as their ownership immediately prior to such reorganization, merger, consolidation or other transaction, or (y) a liquidation or dissolution of the Company or (z) the sale of all or substantially all of the assets of the Company (unless such reorganization, merger, consolidation or other corporate transaction, liquidation, dissolution or sale is subsequently abandoned);

                        (ii) Individuals who, as of the Effective Date,
            constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided (i) that any person becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act) or (ii) any individual appointed to the Board by the Incumbent Board shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or

                        (iii) the acquisition (other than from the Company) by
            any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act, of more than 35% of either the then outstanding shares of the Company's Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors (hereinafter referred to as the ownership of a "Controlling Interest") excluding, for this purpose, any acquisitions by (1) the Company or its Subsidiaries, or
            (2) any person, entity or "group" that as of the Effective Date owns beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act) of a Controlling Interest or any affiliate of such person, entity or "group."

            (c) DEFINITION OF "CHANGE IN CONTROL PRICE." The "Change in Control Price" means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any Corporate Transaction triggering the Change in Control under Section 9(b)(i) hereof or any liquidation of shares following a sale of substantially all of the assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and the 60-day period following the Change in Control.

         10. GENERAL PROVISIONS.

             (a) COMPLIANCE WITH LEGAL AND OTHER REQUIREMENTS. The Company may, to the extent deemed necessary or advisable by the Committee or the Board, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other Company securities are listed or quoted, or compliance with any other obligation of the Company, as the Committee or the Board, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

             (b) LIMITS ON TRANSFERABILITY; BENEFICIARIES. No Award or other right or interest of a Participant under the Plan, including any Award or right which constitutes a derivative security as generally defined in Rule 16a-1(c) under the Exchange Act, shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a Subsidiary), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers and exercises are permitted by the Committee or the Board pursuant to the express terms of an Award agreement (subject to any terms and conditions which the Committee or the Board may impose thereon, and further subject to any prohibitions or restrictions on such transfers pursuant to Rule 16b-3). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award agreement applicable to such Participant, except as otherwise determined by the Committee or the Board, and to any additional terms and conditions deemed necessary or appropriate by the Committee or the Board.

             (c) ADJUSTMENTS. In the event that any dividend or other distribution (whether in the form of cash, Stock, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that a substitution or adjustment is determined by the Committee or the Board to be appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan, then the Committee or the Board shall, in such manner as it may deem equitable, substitute or adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5 hereof, (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards and (iv) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award. In addition, the Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Code Section 162(m)) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals, and Annual Incentive Awards and any Annual Incentive Award pool or performance goals relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any Subsidiary or any business unit, or the financial statements of the Company or any Subsidiary, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee's assessment of the business strategy of the Company, any Subsidiary or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that such authority or the making of such adjustment would cause Options, SARs, Performance Awards granted under
Section 8(b) hereof or Annual Incentive Awards granted under Section 8(c) hereof to Participants designated by the Committee as Covered Employees and intended to qualify as "performance-based compensation" under Code Section 162(m) and the regulations thereunder to otherwise fail to qualify as "performance-based compensation" under Code Section 162(m) and regulations thereunder.

             (d) TAXES. The Company and any Subsidiary is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee or the Board may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

             (e) CHANGES TO THE PLAN AND AWARDS. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee's authority to grant Awards under the Plan, without the consent of stockholders or Participants, except that any amendment or alteration to the Plan shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3 or Code Section 162(m)) or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee or the Board may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee or the Board action may materially and adversely affect the rights of such Participant under such Award. Notwithstanding anything in the Plan to the contrary, if any right under this Plan would cause a transaction to be ineligible for pooling of interest accounting that would, but for the right hereunder, be eligible for such accounting treatment, the Committee or the Board may modify or adjust the right so that pooling of interest accounting shall be available, including the substitution of Stock having a Fair Market Value equal to the cash otherwise payable hereunder for the right which caused the transaction to be ineligible for pooling of interest accounting.

             (f) LIMITATION ON RIGHTS CONFERRED UNDER PLAN. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ of the Company or a Subsidiary; (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award.

             (g) UNFUNDED STATUS OF AWARDS; CREATION OF TRUSTS. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company's obligations under the Plan. Such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee or the Board may specify and in accordance with applicable law.

             (h) NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards which do not qualify under Code Section 162(m).

             (i) PAYMENTS IN THE EVENT OF FORFEITURES; FRACTIONAL SHARES. Unless otherwise determined by the Committee or the Board, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee or the Board shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

             (j) GOVERNING LAW. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award agreement shall be determined in accordance with the laws of the State of Maryland without giving effect to principles of conflicts of laws, and applicable federal law.

             (k) PLAN EFFECTIVE DATE AND STOCKHOLDER APPROVAL; TERMINATION OF PLAN. The Plan shall become effective on the Effective Date, subject to subsequent approval within 12 months of its adoption by the Board by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Sections 162(m) (if applicable) and 422, Rule 16b-3 under the Exchange Act (if applicable), applicable New York Stock Exchange requirements, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event stockholder approval is not obtained. The Plan shall terminate at such time as no shares of Common Stock remain available for issuance under the Plan and the Company has no further rights or obligations with respect to outstanding Awards under the Plan.

                                EQUITY ONE, INC.
                    1600 N.E. MIAMI GARDENS DRIVE, SUITE 200
                        NORTH MIAMI BEACH, FLORIDA 33179

      THIS PROXY IS SOLICITED ON BEHALF OF EQUITY ONE'S BOARD OF DIRECTORS

                                  COMMON STOCK

         The undersigned hereby appoints Chaim Katzman and Doron Valero, and each of them, as proxies for the undersigned, each with full power of substitution, for and in the name of the undersigned to act for the undersigned and to vote, as designated below, all of the shares of Common Stock, $.01 par value per share, of Equity One, Inc., a Maryland corporation (the "Company"), that the undersigned is entitled to vote at the 2000 Annual Meeting of Stockholders of Equity One, to be held on Friday, June 23, 2000, at 10:00 a.m., local time, at Courtyard Marriott Hotel, 2825 N.E. 191st Street, Aventura, Florida 33180, and at any adjournment(s) or postponement(s) thereof.

PROPOSAL 1.       Election of Ronald Chase, Chaim Katzman and Doron Valero as
                  directors of the Company.

                  [ ] VOTE FOR all nominees listed above, except vote withheld from the following nominees (if any):

                           _____________________________________________________
                  [ ]      VOTE WITHHELD from all nominees.

PROPOSAL 2.       To approve the 2000 Executive Incentive Compensation Plan.

                  [ ]      FOR

                  [ ]      AGAINST

                  [ ]      ABSTAIN

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting, and any adjournments or postponements thereof.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTOR NOMINEE LISTED IN PROPOSAL (1) ABOVE AND "FOR" PROPOSAL (2) ABOVE.

         The undersigned hereby acknowledges receipt of (i) the Notice of Annual Meeting, (ii) the Proxy Statement and (iii) the Company's 1999 Annual Report.

                                       Dated: _____________, 2000


                                       _________________________________________
                                                      (Signature)


                                       _________________________________________
                                              (Signature if held jointly)


                                       IMPORTANT: Please sign exactly as your
                                       name appears hereon and mail it promptly even though you may plan to attend the meeting. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                       PLEASE MARK, SIGN AND DATE THIS PROXY
                                       CARD AND PROMPTLY RETURN IT IN THE
                                       ENVELOPE PROVIDED. NO POSTAGE NECESSARY
                                       IF MAILED IN THE UNITED STATES.